SUPPLEMENT TO PROSPECTUS

Calvert Tax-Free Reserves (CTFR) Limited-Term Portfolio

Calvert Tax-Free Reserves (CTFR) Long-Term Portfolio

Calvert National Municipal Intermediate Fund

Calvert California Municipal Intermediate Fund

Date of Prospectuses: April 30, 2003

Date of Supplement: October 30, 2003

Please replace the second paragraph under "Calvert and the Portfolio Management Team/About Calvert" with the following:

Calvert uses a team approach to its management of the Portfolios.  Tom Dailey and Gary Miller serve on the management team for the CTFR Limited-Term Portfolio and are joined by Daniel Hayes in serving on the management teams for the CTFR Long-Term Portfolio, the National Municipal Intermediate Fund and the California Municipal Intermediate Fund. Mr. Dailey has over 10 years of experience as a trader and portfolio manager and has been with Calvert since 1989.  He heads the Municipal, Tax-Exempt and Money Market Division of Calvert's Fixed-Income Department.  Mr. Miller has over 11 years of experience as a research analyst, trader, and portfolio manager.  Mr. Hayes serves as head of the Credit Research Division and has been a portfolio manager for Calvert since 1984.  He is a Senior Vice President of Calvert and is an officer of each of the other investment companies in the Calvert Family of Funds.